Other Current Assets - Net	12 Months Ended
Dec. 31, 2011
Other Current Assets - Net [Abstract]
Other Current Assets - Net

6. OTHER CURRENT ASSETS — NET

Other current assets consist of the following:

	As of December 31,
	2010	2011	2011
	(RMB'000)	(RMB'000)	(US$'000)

VAT recoverable	143,044	282,560	44,894
Income taxes recoverable	—	57,548	9,144
Other receivables — net	66,807	128,115	20,355
Prepaid expenses	45,581	60,349	9,589

	255,432	528,572	83,982

VAT recoverable represents the excess of VAT expended on purchases over the VAT collected from sales. This amount can be applied against future VAT collected from customers or may be reimbursed by the tax authorities under certain circumstances.

Income taxes recoverable represent the excess of income taxes paid to tax authority over the current income taxes. This amount can be applied against income taxes in future years or may be reimbursed by the tax authorities.

The balance of other receivables as of December 31, 2010 and 2011 includes RMB51,391,000 and RMB57,021,000 (US$9,059,724), respectively, for export VAT refund receivable. As of December 31, 2011, an advance payment to one of the suppliers of RMB104,505,000 (US$16,604,172) was reclassified from advance to suppliers to other receivables because the Group has claimed the counterparty's breach of a supply contract and thus is seeking monetary recovery of the outstanding deposit through legal methods. A provision of RMB54,456,000 (US$8,762,187) is recorded as an offset against such receivable as a result of the Group's assessment of probable loss. The remaining balance of other receivables as of December 31, 2010 and 2011 primarily consist of deposits provided to consumables suppliers of RMB6,000,000 and RMB6,000,000 (US$953,304), respectively.

Prepaid expenses include advances made to E-mei Semiconductors Material Factory ("E-mei"), a third-party supplier, for silicon wafers purchases. In October and November of 2006, the Group entered into raw materials purchase contracts for silicon wafers with E-mei, under which the Group committed to pay advances totaling RMB220 million to E-mei in return for a five-year exclusive procurement right to silicon wafers produced at E-mei's new production facilities. The procurement right entitles the Group to purchase the silicon wafers at 8% below the market price at the time of purchase. The Group will have a first right of refusal to purchase silicon wafers at market price after the five-year period.

The RMB220 million committed advances was paid to E-mei according to progress of construction of the new production facilities, which were completed in October 2008. Amounts payable for future raw material purchases from E-mei will be offset against the advances. However, for each purchase, the Group can only offset 30% of the amount against the purchase advances. After the Group has fully utilized all of the advances, the discount on purchase will be adjusted downward to 3% to 5% of the market price at the time of purchase.

In December 2008, the Group commenced renegotiation of the arrangement with E-mei and a new contract was subsequently signed in March 2009. The Group is entitled to purchase the silicon wafers at a discount of 5% below market price at the time of purchase and can offset 55% of the amount against the advances. The remaining balance of 45% of the cost of raw materials would be settled in cash by the Group. After the Group has fully utilized the advances, the Group is no longer entitled to purchase silicon wafers at the above discount.

The above arrangement, comprising of a lease component and a raw material supply component, is accounted for in accordance to ASC 840-10, Determining Whether an Arrangement Contains a Lease, which requires the advanced payments to be allocated to the lease and non-lease components on a relative fair value basis. The lease component is accounted for as an operating lease in accordance with ASC 840-10, Accounting for Leases. As of December 31, 2011, the Group expects the full amount of its advanced payments to be utilized in the next 12 months based on an assessment of its raw material needs and the expected available output to be received from E-mei. Accordingly, the remaining amount of advanced payments of RMB11,854,000 (US$1,883,411) is presented as a current asset within prepaid expenses as at December 31, 2011.

During the year ended December 31, 2011, the Group paid RMB42,586,000 (US$6,766,234) (Note 10) and RMB5,625,000 (US$893,722), respectively, as arrangement fees for long-term and short-term bank borrowings, which is amortized based on the duration of the related bank borrowings using the effective interest rate method. As of December 31, 2011, RMB11,737,000 (US$1,864,821) of the arrangement fees will be amortized within one year and were, accordingly, recorded as a current asset within prepaid expense. The prepaid expenses as of December 31, 2011 also include RMB9,287,000 (US$1,475,556) of sponsor fee for European football clubs.